                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02631

                          Chestnut Street Exchange Fund
               (Exact name of registrant as specified in charter)

                              103 Bellevue Parkway
                              Wilmington, DE 19809
               (Address of principal executive offices) (Zip code)

                                 Edward J. Roach
                          Chestnut Street Exchange Fund
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (302) 791-1112

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

David R. Wilmerding, Jr. Chairman

                                                                January 31, 2011

Fellow Partner:

     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2010.

     Our Fund earned $5.79 per share of net investment income for a share outstanding throughout 2010, compared to $6.28 per share earned in 2009. Dividend income in 2010 was reduced by $723,000 from 2009, largely from liquidations of partnership shares and expenses increased by $36,000, primarily advisor fees.

     After providing for the January 2011 distribution, the net asset value per partnership share at December 31, 2010 was $344.85. The net asset value at September 30, 2010, the date of our last report, was $312.60.

     Additions to the portfolio in the fourth quarter were 22,300 shares of Check Point Software Technologies Ltd., and 31,500 shares of Oracle Corp. Our holdings in Pitney Bowes, Inc. were sold. Distributed in redemption were shares of Intel Corp. and 3M Co.

     Additional information required by Securities and Exchange Commission regulations is enclosed.

     The accompanying Investment Adviser's Report contains interesting information on the market generally and on our Fund's performance.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                        Yours sincerely,


                                        /s/ David R. Wilmerding, Jr.
                                        David R. Wilmerding, Jr.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                          INVESTMENT ADVISER'S REPORT

MARKET REVIEW

     The outcome of the US mid-term election, the long-anticipated announcement of additional purchases of US Treasuries by the Federal Reserve (QE2), and the improved economic news flow helped ease investors' fear of a double-dip recession, underpinning a strong equity market rally in the last quarter of 2010. The shift in investor psychology eclipsed ongoing concerns regarding weakness in the housing market and the labor market, which despite marginal improvement remains problematic. All barometers of stock market performance ended the year strongly.

     Cyclical themes played out well during the quarter, leading to a strong finish for the year in sectors such as materials, industrials, and consumer discretionary, the strongest performers among the ten major sectors. Commodities and consumer discretionary stocks, particularly auto-related and internet retailers, advanced strongly on the back of improved data. Defensive sectors, such as utilities, healthcare, and telecommunication services that performed strongly in the third quarter had more modest performance in the fourth quarter, but were all in positive territory for the year and the quarter. Last year, growth stocks marginally outperformed value stocks, but more dramatic differences occurred amid market capitalizations, with midcap stocks significantly outperforming their large-cap counterparts.

     With the dawn of a new year, the outlook is typically in the forefront of investors' minds. Economic expectations have shifted upward on the back of the Federal Reserve's quantitative easing program and Congressional passage of the Bush-era tax cuts extension. While fixed income markets experienced a late-quarter rate rise, we believe that there is further upside potential for equities given the strong position of corporate balance sheets and the reduction in downside risk. The risk to this outlook may be continued stresses in the labor and housing markets. However, we believe that an economic environment of low domestic inflation and slow-to-moderate growth is probably the most likely scenario going forward, and this should provide tailwinds for the stock market

     On the corporate side, balance sheets remain strong and elevated cash positions should lead to dividend payments/increases, share buy backs, merger and acquisition activity, and business reinvestment. In this context, we foresee higher quality economic growth and resultant higher GDP. In addition, improved consumer and business confidence, if maintained, along with a less hostile capital markets attitude from Washington DC, and the favorable earnings yield comparisons of equities relative to bond yields are some reasons to expect that 2011 should be another favorable year for risk assets, such as equities.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                    INVESTMENT ADVISER'S REPORT (CONTINUED)

PORTFOLIO REVIEW

SUMMARY

     The US equity market continued its recovery that began in March 2009 and during the first part of 2010, before struggling during the summer months. The European sovereign debt crisis combined with weaker economic data elevated fears of a double-dip recession in the United States. Beginning in September, the market rallied into year-end on improving economic data combined with major developments in Washington, D.C. These catalysts for US equities included: a commitment by the Federal Reserve to further loosen monetary policy with large scale asset purchases, the Republicans' winning control of the House of Representatives in the November election, and the stimulative bi-partisan tax agreement reached in December. The S&P 500 Index closed the year 15.1% higher, while the Russell 1000 Growth rose 16.7%. Small cap stocks fared even better, with the Russell 2000 Index riding the year-end rally to a gain of 26.9%

     The Chestnut Street Exchange Fund delivered a double-digit return for the second consecutive year, but underperformed the 15.1% return posted by the S&P 500 Index. Stock selection in health care and information technology led to the negative relative performance, and overshadowed positive stock selection in consumer staples.

PERFORMANCE ATTRIBUTION

     Stock selection in the health care sector generated notable underperformance for the Fund in 2010. The Fund's large investment in the pharmaceuticals industry accounted for much of the weakness. The sector continues to face major patent expirations over the next several years, leading investors to be cautious. In addition prescription volumes have been negatively impacted by the recession. Large investments in both Abbott Laboratories and Johnson & Johnson Inc. detracted from returns as both stocks declined during the period. In addition, the health care sector was the worst performing sector within the S&P 500 Index in 2010, and the Fund's overweight in the sector negatively impacted the portfolio.

     In information technology, the Fund's large investment in Intel Corp. detracted from performance. The stock rose 6% during the year, but could not match the 10% return of the semiconductor holdings within the S&P 500 Index. We continue to reduce the size of the position to create greater diversification. Hewlett-Packard Co. delivered disappointing performance in the second half of the year following the removal of the company's highly-respected CEO.

     Stock selection in the consumer staples sector benefitted the portfolio in 2010. The Fund's large investment in Coca-Cola Co. added the most value, with the stock rising more than 19% on the year. The company is heavily exposed to emerging market growth, and continues to take market share from PepsiCo Inc., which is a much smaller holding in the portfolio. In addition, the Fund's small position in Sara Lee Corp. also produced outperformance, as the stock surged more than 48%.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                     INVESTMENT ADVISER'S REPORT (CONTINUED)

PORTFOLIO REVIEW (CONCLUDED)

OUTLOOK

     As a result of market movement and individual trades made during the year, the Fund's weightings in financials and consumer staples increased at the expense of health care. We used investor redemptions to further diversify the portfolio and reduce investments in Intel Corp., Merck & Co. Inc. and Johnson & Johnson. We also eliminated the Fund's investments in BP PLC, Pitney Bowes Inc. and Frontier Communications Corp. In order to maintain the weighting in technology following the reduction in Intel Corp., we added to the investments in Oracle Corp. and Checkpoint Software Technologies Ltd. The Fund remains highly diversified, with the largest weightings in the information technology, industrials, health care, and financials sectors. Relative to the S&P 500, the Fund holds significant overweights in health care and industrials, and notable underweights in consumer discretionary and utilities.

ANY OPINIONS EXPRESSED ARE THOSE OF BLACKROCK AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE BASED ON CHANGES IN MARKET OR ECONOMIC CONDITIONS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THERE IS NO GUARANTEE THAT FORECASTS MADE HEREIN WILL COME TO PASS. THE COMMENTS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION FOR ANY INDIVIDUAL HOLDINGS OR MARKET SECTORS. INFORMATION AND OPINIONS ARE DERIVED FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE RELIABLE. WE CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, ASSURE ITS COMPLETENESS, OR WARRANT THAT SUCH INFORMATION WILL NOT BE CHANGED WITHOUT NOTICE. RELIANCE UPON INFORMATION IN THIS REPORT IS AT THE SOLE DISCRETION OF THE READER.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                     INVESTMENT ADVISER'S REPORT (CONCLUDED)
                                   (UNAUDITED)

                             PERFORMANCE COMPARISON

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CHESTNUT STREET

EXCHANGE FUND(1) VS. S&P 500(R) INDEX AND DOW JONES INDUSTRIAL AVERAGE INDEX(2)

                              (PERFORMANCE GRAPH)

                    S&P Value   DJIA Value   Chestnut Street
                    ---------   ----------   ---------------
12/31/1999              10000        10000             10000
Jan 31 2000              9498         9519             10112
Feb 29 2000           9318.49      8828.87              9790
March 31 2000         10229.8      9531.65             10868
April 30 2000         9921.92      9373.43             10811
May 31 2000           9718.52      9206.58             10944
June 30 2000          9958.57      9152.26             11126
July 31 2000          9803.21      9222.73             11119
August 31 2000          10412      9852.64             11757
Sept. 30 2000         9862.24      9368.88             10057
Oct. 31 2000          9820.82       9656.5             10537
Nov. 30 2000          9046.94      9180.44              9992
Dec. 31 2000          9091.27      9515.52              9903
Jan. 31 2001          9414.01      9612.58             10106
Feb. 28 2001          8555.45      9287.68              9346
Mar. 31 2001          8013.03      8749.92              8761
Apr. 30 2001          8635.65      9516.41              9431
May 31 2001           8693.51      9697.23              9342
Jun. 30 2001          8482.25       9339.4              9204
Jul. 31 2001          8398.72      9368.35              9299
Aug. 31 2001          7872.96      8882.13              9024
Sept. 30 2001         7236.82      7904.21              8358
Oct. 31 2001          7375.05      8116.83              8603
Nov. 30 2001          7940.71      8835.99              9426
Dec. 31 2001          8010.59      8997.68              9403
Jan. 31 2002          7893.64       8915.8              9391
Feb. 28 2002          7741.29      9103.93              9136
Mar. 31 2002          8032.36      9380.69              9520
Apr. 30 2002          7545.36      8976.38              9108
May 31 2002           7489.53      8982.66              9096
Jun. 30 2002          6956.27      8375.44              7947
Jul. 31 2002          6414.38      7926.51              7746
Aug. 31 2002          6456.71      7879.75              7661
Sept. 30 2002         5754.87      6914.48              6904
Oct. 31 2002           6261.3      7664.01              7565
Nov. 30 2002          6630.09      8143.01              8020
Dec. 31 2002          6240.24       7647.1              7405
Jan. 31 2003          6076.74      7392.45              7267
Feb. 28 2003          5985.59      7264.56              7229
Mar. 31 2003          6043.65      7368.44              7315
Apr. 30 2003          6541.65      7829.71              7796
May 31 2003           6886.39      8199.27              8089
Jun. 30 2003          6974.54       8336.2              8123
Jul. 31 2003          7097.29      8579.61              8361
Aug. 31 2003          7235.69      8770.08              8542
Sep. 30 2003          7158.99      8650.81              8461
Oct. 31 2003          7564.19      9158.61              8893
Nov. 30 2003          7630.75      9165.94              8895
Dec. 31 2003          8030.61      9809.39              9264
Jan. 31 2004             8178      9854.51              9330
Feb. 29 2004          8291.67      9966.85              9341
March 31 2004         8166.47      9767.51              9000
April 30 2004         8038.26      9656.16              9049
May 31 2004           8148.38      9642.65              9311
June 30 2004          8306.88      9888.53              9406
July 31 2004          8031.93      9622.53              9067
August 31 2004        8064.05       9679.3              9088
September 30 2004     8151.14      9601.87              8848
October 31 2004       8275.86       9567.3              9008
November 30 2004      8611.03      9977.74              9249
December 31 2004       8903.8        10331              9578
Jan. 31 2005          8686.55      10063.4              9440
Feb. 28 2005          8868.97      10357.2              9680
March 31 2005         8711.99        10118              9570
April 30 2005         8546.46      9833.66              9571
May 31 2005           8818.24      10125.7              9816
June 30 2005          8830.58       9954.6              9626
July 31 2005          9159.08      10324.9              9833
August 31 2005        9075.73        10202              9660
September 30 2005     9149.25      10297.9              9592
October 31 2005       8996.45      10185.7              9632
November 30 2005      9336.52        10585             10049
December 31 2005      9339.32      10510.9              9875
Jan. 31 2006          9586.81      10668.5              9993
Feb. 28 2006           9612.7      10826.4             10057
March 31 2006         9732.86      10961.8             10123
April 30 2006         9863.28      11233.6             10366
May 31 2006           9579.21      11069.6             10105
June 30 2006          9592.63      11065.2             10133
July 31 2006           9652.1        11115             10391
August 31 2006        9881.82      11347.3             10640
September 30 2006     10136.8      11658.2             10970
October 31 2006       10467.2      12074.4             11252
November 30 2006      10666.1      12261.5             11284
December 31 2006      10815.4      12520.3             11350
January 31 2007         10979      12695.5             11537
February 28 2007      10764.2      12375.6             11230
March 31 2007         10884.6      12479.6             11277
April 30 2007         11366.7      13210.9             11926
May 31 2007           11763.4      13821.2             12257
June 30 2007            11568      13615.3             12070
July 31 2007          11209.4      13431.5             11902
August 31 2007        11377.5      13619.5             12250
September 30 2007       11803      14184.7             12653
October 31 2007       11990.8      14238.6             12706
November 30 2007      11489.4      13720.3             12458
December 31 2007      11409.7      13629.8             12177
January 31 2008       10725.3      13019.2             11487
February 29 2008      10376.9      12661.2             11060
March 31 2008           10332      12675.1             11141
April 30 2008         10835.2      13270.8             11531
May 31 2008           10975.5      13124.8             11581
June 30 2008          10050.3      11808.4             10582
July 31 2008          9965.78      11859.2             10956
August 31 2008        10109.9      12073.8             11078
September 30 2008     9208.99      11369.9             10522
October 31 2008       7662.34      9791.78              9126
November 30 2008      7112.57       9315.9              8450
December 31 2008      7188.25      9278.64              8394
January 31 2009       6582.35      8477.89              7562
February 28 2009      5881.46      7528.37              6637
March 31 2009         6396.68      8124.61              7182
April 30 2009          7008.9      8738.02              7761
May 31 2009           7400.91      9132.11              8192
June 30 2009          7415.57      9095.58              8242
July 31 2009          7976.48      9890.53              8879
August 31 2009        8264.43      10282.2              9222
September 30 2009     8572.86        10532              9469
October 31 2009       8413.57      10546.8              9369
November 30 2009      8918.22      11276.6             10006
December 31 2009      9090.52      11383.8             10151
31-Dec-10               11514        13649             11406

     The performance data represents past performance and the principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (302) 791-1112 for the most recent month-end performance.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

                      FOR THE YEAR ENDED DECEMBER 31, 2010

                                              AVERAGE ANNUAL TOTAL RETURNS
                                        ----------------------------------------
                                                                        SINCE
                                        1 YEAR   5 YEAR   10 YEAR   INCEPTION(3)
                                        ------   ------   -------   ------------
Chestnut Street Exchange Fund .......   11.27%    2.58%    1.32%       10.89%
S&P 500(R) Index ....................   15.06%    2.29%    1.42%       10.83%
Dow Jones Industrial Average Index ..   14.09%    4.32%    3.16%        9.34%

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 1, 2001 and reflects Fund expenses. Investors should note that the Fund is a managed fund while the indices are unmanaged, do not incur expenses and are not available for investment. THE FUND'S GROSS EXPENSE RATIO FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010 WAS 0.51%.

(2) Results of index performance are presented for general comparative purposes.

(3) Cumulative since inception total returns were 3,263.94%, 3,195.37% and 1,981.81% for the Chestnut Street Exchange Fund, the S&P 500(R) Index and the Dow Jones Industrial Average Index, respectively, for the period December 29, 1976 (inception) to December 31, 2010.

                       BLACKROCK CAPITAL MANAGEMENT, INC.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                              FUND EXPENSE EXAMPLE
                                   (UNAUDITED)

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the six-month period from July 1, 2010 through December 31, 2010, and held for the entire period.

ACTUAL EXPENSES

     The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ending December 31, 2010" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         CHESTNUT STREET EXCHANGE FUND

                                                                           EXPENSES PAID
                                      BEGINNING          ENDING             DURING SIX
                                    ACCOUNT VALUE     ACCOUNT VALUE       MONTHS ENDING
                                     JULY 1, 2010   DECEMBER 31, 2010   DECEMBER 31, 2010*
                                    -------------   -----------------   -------------------
Actual ..........................     $1,000.00         $1,211.10              $2.90
Hypothetical
   (5% return before expenses) ..     $1,000.00         $1,022.55+             $2.65

----------
* Expenses are equal to the Fund's annualized six-month expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund's ending account value on the first line of the table is based on the actual total return of 21.11% for the six-month period ending December 31, 2010.

+ Hypothetical expenses are based on the Fund's actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                        PORTFOLIO HOLDINGS SUMMARY TABLE
                               DECEMBER 31, 2010
                                  (UNAUDITED)

                                              % OF NET
SECURITY TYPE/INDUSTRY                         ASSETS        VALUE
----------------------                        --------   ------------
COMMON STOCKS:
   Technology .............................     15.2%    $ 29,276,186
   Health Care ............................     15.1       28,978,852
   Financial ..............................     13.8       26,548,674
   Consumer Cyclicals .....................     11.6       22,340,540
   Energy .................................     10.6       20,333,002
   Staples ................................      8.6       16,474,809
   Capital Equipment ......................      8.0       15,375,452
   Basics .................................      7.4       14,145,854
   Transportation .........................      3.7        7,027,705
   Utilities ..............................      2.7        5,146,237
   Retail .................................      2.3        4,347,276
   Other Assets in Excess of Liabilities ..      1.0        2,014,704
                                               -----     ------------
   Net Assets .............................    100.0%    $192,009,291
                                               =====     ============

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2010

                                                 Shares       Value
                                                -------   ------------
COMMON STOCKS--99.0%
BASICS--7.4%
Air Products & Chemicals, Inc. ..............   100,609   $  9,150,388
Cabot Corp. .................................    86,032      3,239,105
Cabot Microelectronics Corp.* ...............    42,373      1,756,361
                                                          ------------
                                                            14,145,854
                                                          ------------
CAPITAL EQUIPMENT--8.0%
Emerson Electric Co. ........................   152,475      8,716,996
General Electric Co. ........................   364,049      6,658,456
                                                          ------------
                                                            15,375,452
                                                          ------------
CONSUMER CYCLICALS--11.6%
3M Co. ......................................    87,922      7,587,669
CBS Corp., - Class B ........................    60,100      1,144,905
Comcast Corp., - Class A ....................   149,743      3,289,854
Procter & Gamble Co. ........................    85,100      5,474,483
Walt Disney Co. (The) .......................   129,129      4,843,629
                                                          ------------
                                                            22,340,540
                                                          ------------
ENERGY--10.6%
Exxon Mobil Corp. ...........................   147,227     10,765,238
Schlumberger, Ltd. ..........................   114,584      9,567,764
                                                          ------------
                                                            20,333,002
                                                          ------------
FINANCIAL--13.8%
American Express Co. ........................    98,525      4,228,693
Ameriprise Financial, Inc. ..................    22,266      1,281,408
Bank of America Corp. .......................    56,084        748,161
JPMorgan Chase & Co. ........................   140,310      5,951,950
Moody's Corp. ...............................    82,738      2,195,867
Wells Fargo & Co. ...........................   391,823     12,142,595
                                                          ------------
                                                            26,548,674
                                                          ------------
HEALTH CARE--15.1%
Abbott Laboratories .........................   130,891      6,270,988
Baxter International, Inc. ..................    64,986      3,289,591
Hospira, Inc.* ..............................    23,125      1,287,831
Johnson & Johnson ...........................   100,789      6,233,800
Medco Health Solutions, Inc.* ...............    91,862      5,628,385
Merck & Co., Inc. ...........................   173,925      6,268,257
                                                          ------------
                                                            28,978,852
                                                          ------------

                                                 Shares       Value
                                                -------   ------------
RETAIL--2.3%
Home Depot, Inc. ............................    23,400   $    820,404
Kohl's Corp.* ...............................    15,200        825,968
Safeway, Inc. ...............................    44,558      1,002,109
Wal-Mart Stores, Inc. .......................    31,500      1,698,795
                                                          ------------
                                                             4,347,276
                                                          ------------
STAPLES--8.6%
Altria Group, Inc. ..........................    18,000        443,160
Coca-Cola Co. (The) .........................   164,147     10,795,948
Hanesbrands, Inc.* ..........................     5,688        144,475
Kraft Foods, Inc., - Class A ................    12,456        392,488
PepsiCo, Inc. ...............................    43,600      2,848,388
Philip Morris International, Inc. ...........    18,000      1,053,540
Sara Lee Corp. ..............................    45,506        796,810
                                                          ------------
                                                            16,474,809
                                                          ------------
TECHNOLOGY--15.2%
Check Point Software
Technologies Ltd.* ..........................    52,400      2,424,024
Cisco Systems, Inc.* ........................    32,700        661,521
Hewlett-Packard Co. .........................    57,923      2,438,558
Intel Corp. .................................   556,800     11,709,504
International Business Machines Corp. .......    39,708      5,827,546
Microsoft Corp. .............................   139,643      3,898,833
Oracle Corp. ................................    74,000      2,316,200
                                                          ------------
                                                            29,276,186
                                                          ------------
TRANSPORTATION--3.7%
Union Pacific Corp. .........................    75,844      7,027,705
                                                          ------------
UTILITIES--2.7%
Verizon Communications, Inc. ................   143,830      5,146,237
                                                          ------------
Total Common Stocks
(Cost: $37,804,052) .........................              189,994,587
                                                          ------------
TOTAL INVESTMENTS IN SECURITIES
   (Cost: $37,804,052) ......................      99.0%  $189,994,587
Other assets in excess of liabilities               1.0%     2,014,704
                                                  -----   ------------
NET ASSETS ..................................     100.0%  $192,009,291
                                                  =====   ============

----------
*    Non-Income Producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                      SCHEDULE OF INVESTMENTS (CONCLUDED)
                               DECEMBER 31, 2010

FAIR VALUE MEASUREMENTS. The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described below:

-    Level 1 -- quoted prices in active markets for identical securities

- Level 2 -- other significant observable inputs (including quoted prices for identical securities in inactive markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of December 31, 2010, in valuing the Fund's investments carried at value:

                                                                           Level 2       Level 3
                                               Total         Level 1     Significant   Significant
                                             Value at        Quoted      Observable    Unobservable
Fund                                         12/31/10        Prices        Inputs         Inputs
----                                       ------------   ------------   -----------   ------------
CHESTNUT STREET EXCHANGE FUND
Assets Investments in Common Stock* ....   $189,994,587   $189,994,587       $--            $--
                                           ------------   ------------       ---            ---

*    See details of industry breakout.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

ASSETS
Investments in securities, at value (cost $37,804,052) ......................   $189,994,587
Cash ........................................................................      2,539,649
Receivable for investments sold .............................................        301,705
Dividends receivable ........................................................        351,818
Interest receivable .........................................................             68
Prepaid expenses ............................................................         17,517
                                                                                ------------
   Total assets .............................................................    193,205,344
                                                                                ------------
LIABILITIES
PAYABLES FOR:
   Distributions ............................................................        779,444
   Capital shares repurchased ...............................................        301,744
   Advisory fees ............................................................         57,237
   Managing general partners ................................................          5,416
   Custodian fees ...........................................................          3,809
   Transfer agent fees ......................................................          1,196
Accrued expenses and other liabilities ......................................         47,207
                                                                                ------------
      Total liabilities .....................................................      1,196,053
                                                                                ------------
NET ASSETS ..................................................................   $192,009,291
                                                                                ============
NET ASSETS CONSISTED OF:
   Other capital -- paid-in or reinvested ...................................   $ 42,261,942
   Undistributed net investment income ......................................            165
   Accumulated net realized loss on securities ..............................     (2,443,351)
   Net unrealized appreciation on investments ...............................    152,190,535
                                                                                ------------
Net Assets (Applicable to 556,795 partnership shares outstanding) ...........   $192,009,291
                                                                                ------------
NET ASSET VALUE PER SHARE ($192,009,291 / 556,795 SHARES) ...................   $     344.85
                                                                                ============
NET ASSETS APPLICABLE TO SHARES OWNED BY:
Limited partners (556,703 shares) ...........................................   $191,977,565
Managing general partners (92 shares) .......................................         31,726
                                                                                ------------
Total net assets (556,795 shares) ...........................................   $192,009,291
                                                                                ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

              STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME
   Dividends ....................................................   $ 4,273,985
   Interest .....................................................          1,038
                                                                    ------------
      Total investment income ...................................      4,275,023
                                                                    ------------
EXPENSES
   Investment advisory services .................................        655,890
   Managing general partners' compensation,
      officer's salary and expenses .............................         89,501
   Legal fees ...................................................         86,002
   Printing .....................................................         24,818
   Insurance ....................................................         23,055
   Audit fees ...................................................         19,900
   Custodian fees ...............................................         14,536
   Transfer agent fees ..........................................         14,430
   Miscellaneous ................................................         15,030
                                                                    ------------
      Total expenses ............................................        943,162
                                                                    ------------
         Net investment income ..................................      3,331,861
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Realized gain on sale of investment securities ...............        140,421
   Realized gain from securities transactions:
      distributed on redemption of partnership shares ...........     17,489,704
   Unrealized appreciation on investments
      Beginning of year .........................................   $153,434,393
      End of year ...............................................    152,190,535
                                                                    ------------
   Net change in unrealized appreciation ........................     (1,243,858)
                                                                    ------------
   Net realized and unrealized gain from investments ............     16,386,267
                                                                    ------------
   Net increase in net assets resulting from operations .........   $ 19,718,128
                                                                    ============

          STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31,

                                                        2010           2009
                                                    ------------   ------------
INCREASE /(DECREASE) IN NET ASSETS OPERATIONS:
   Net investment income ........................   $  3,331,861   $  4,091,487
   Net realized gain/(loss)
      from securities
      transactions, for federal
      income tax purposes net
      gain/(loss) is $140,421
      and $1,415,829 ............................        140,421        607,009
   Excess of market value over
      book value of securities
      distributed upon redemption
      of partnership shares .....................     17,489,704     20,001,156
   Net change in unrealized
      appreciation/(depreciation)
      on investments ............................     (1,243,858)     9,677,204
                                                    ------------   ------------
   Increase in net assets
      resulting from
      operations ................................     19,718,128     34,376,856
                                                    ------------   ------------
DISTRIBUTIONS TO PARTNERS FROM:
   Net investment income ........................     (3,331,696)    (4,092,954)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Net asset value of 1,218 and
      1,644 shares issued in lieu
      of cash distributions .....................        387,393        440,144
   Cost of 58,629 and 79,240
      shares repurchased ........................    (18,613,630)   (21,673,172)
                                                    ------------   ------------
   Decrease in net assets from
      capital share transactions ................    (18,226,237)   (21,233,028)
                                                    ------------   ------------
   Total increase/(decrease) in
      net assets ................................     (1,839,805)     9,050,874
NET ASSETS:
   Beginning of year ............................    193,849,096    184,798,222
                                                    ------------   ------------
   End of year* .................................   $192,009,291   $193,849,096
                                                    ============   ============

----------
*    Includes undistributed net investment income of $165 and $0, respectively.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                             YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------
                                                 2010       2009       2008       2007       2006
                                               --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year .........   $ 315.61   $ 267.13   $ 400.30   $ 377.68   $ 337.28
                                               --------   --------   --------   --------   --------
Income/(Loss) From Investment Operations:
   Net investment income ...................       5.79       6.28       8.06       7.62       6.88
   Net gain/(loss) on securities
      (both realized and unrealized) .......      29.24      48.48    (133.17)     22.62      40.40
                                               --------   --------   --------   --------   --------
      Total from investment operations .....      35.03      54.76    (125.11)     30.24      47.28
Less Distributions:
   From net investment income ..............      (5.79)     (6.28)     (8.06)     (7.62)     (6.88)
                                               --------   --------   --------   --------   --------
Net Asset Value, End of Year ...............   $ 344.85   $ 315.61   $ 267.13   $ 400.30   $ 377.68
                                               ========   ========   ========   ========   ========
Total Return ...............................      11.27%     20.94%    (31.56)%     8.05%     14.13%
                                               ========   ========   ========   ========   ========
Ratios/Supplemental Data:
   Net Assets, End of Year (000's) .........   $192,009   $193,849   $184,798   $296,277   $290,580
   Ratios to average net assets:
      Operating expenses ...................       0.51%      0.51%      0.46%      0.44%      0.44%
      Net investment income ................       1.80%      2.31%      2.33%      1.91%      1.93%
   Portfolio Turnover Rate .................       1.01%      1.06%      0.29%      0.68%      0.99%

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2010

(A) ORGANIZATION

     Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.

(B) SIGNIFICANT ACCOUNTING PRINCIPLES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

          SECURITY VALUATIONS

          Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME

          Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund's inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          DISTRIBUTIONS

          Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

          FEDERAL INCOME TAXES

          The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2010, the Fund had a capital loss carryforward of $2,443,351, which expires December 31, 2016. Therefore, no provision for federal income taxes is recorded in the financial statements.

          Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (December 31, 2007 - 2010) and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

          At December 31, 2010, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost                $ 35,141,248
                                ------------
Gross unrealized appreciation    154,853,339
Gross unrealized depreciation             --
                                ------------
Net unrealized appreciation     $154,853,339
                                ============

          The difference between book basis and tax basis of investments is attributable to the use of the individual partners' tax basis for those securities contributed to the Fund at its inception as required by law.

(C) INVESTMENT ADVISORY FEES, OTHER SERVICES AND TRANSACTIONS WITH AFFILIATES

     BlackRock Capital Management, Inc. ("BCM" or the "Adviser"), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006 ("Advisory Agreement"). BCM provides advisory, accounting and administrative services to the Fund. All BlackRock entities named are subsidiaries of BlackRock, Inc. BCM pays BNY Mellon Investment Servicing (US) Inc. for administrative services provided to the Fund.

     The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

     BNY Mellon Investment Servicing (US) Inc. (formerly known as PNC Global Investment Servicing (U.S.) Inc.) and BNY Mellon Distributors, Inc. (formerly known as PFPC Distributors, Inc.) serve as the Fund's transfer and dividend disbursing agent, respectively.

     PFPC Trust Company serves as the Fund's custodian.

     The Managing General Partners each receive a fixed fee as compensation for their services. In addition, the President, Treasurer and Chief Compliance Officer receives additional payments for overseeing the Fund's activities including compliance with federal securities laws, plus reimbursements of related expenses. Total payments to or for the Managing General Partners amounted to $89,501.

     Legal fees amounting to $86,002 were paid to Drinker Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D) INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $1,830,772 and $2,380,488, respectively, for the year ended December 31, 2010.

(E) DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund's distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

     The tax character of distributions paid during 2010 and 2009 were as follows:

                               2010         2009
                            ----------   ----------
Ordinary income .........   $3,708,961   $4,455,738
Investment expense ......     (377,265)    (362,784)
                            ----------   ----------
                            $3,331,696   $4,092,954
                            ==========   ==========

     For federal income tax purposes, distributions of net investment income and short-term capital gains are treated as ordinary income dividends.

(F) IN-KIND DISTRIBUTION OF SECURITIES

     During the year ended December 31, 2010, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions was as follows:

                         NET REALIZED      FUND
VALUE OF THE             GAIN INCLUDED    SHARES
 REDEMPTIONS    CASH    IN REDEMPTIONS   REDEEMED
------------   ------   --------------   --------
$18,612,325    $1,305     $17,489,704     58,629

     Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund's fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G) INDEMNIFICATIONS

     In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

(H) TAX MATTERS

     At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                      $        165
Capital loss carryover                               (2,443,351)
Net unrealized appreciation of investments          154,853,339
                                                   ------------
                                                   $152,410,153
                                                   ============

     On December 31, 2010, undistributed net realized gain/accumulated realized loss on securities was decreased by $17,892,394 and additional paid-in capital was increased by $17,892,394 due to permanent differing book and tax treatment of realized gains and losses attributable to the differences in the book and tax cost of securities described in Note B. Net assets of the Fund were unaffected by this change.

(I) NEW ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures. Other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is presently evaluating the impact on the financial statements of these disclosure requirements.

(J) SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE PARTNERS OF
CHESTNUT STREET EXCHANGE FUND

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Chestnut Street Exchange Fund (the "FUND"), as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ BBD, LLP
                                        BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 16, 2011

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       ADDITIONAL INFORMATION (UNAUDITED)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on July 28, 2010, the Managing General Partners of the Chestnut Street Exchange Fund (the "Fund"), including the Independent Managing General Partners, approved the continuation of the investment advisory agreement with BlackRock Capital Management, Inc. ("BCM") with respect to the Fund for an additional one-year period. In connection with their approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provide to the Fund and BCM's experience and qualifications. The Managing General Partners reviewed and considered a report that included, among other things, (1) a comparison of the assets, advisory fee and total expense ratio of shares of the Fund to those of the BlackRock Funds Exchange Portfolio (the "BlackRock Portfolio"), the other exchange fund managed by BCM; (2) a comparison of the performance of the Fund to the BlackRock Portfolio, its benchmark (S&P 500) as well as the Dow Jones Industrial Average and its Lipper peer group; (3) compensation or possible benefits to BCM arising from its relationship with the Fund; (4) a discussion of the current business activities of BCM's parent, BlackRock Inc.; (5) information about the services provided to the Fund, the personnel that are involved in the management of the Fund and how they are compensated; (6) a description of the procedures for determining that the Fund receives best execution and for allocating portfolio opportunities among the Fund and other advisory clients of BCM; (7) the nature of BCM's internal controls to monitor portfolio compliance; and (8) the costs of the services to be provided BCM's profits with respect to the Fund. BCM noted that economies of scale was not relevant since the Fund was closed to new investors.

After discussion, the Managing General Partners concluded that BCM had the capabilities, resources and personnel necessary to manage the Fund. The Managing General Partners also concluded that, based on the services that BCM would provide to the Fund under the investment advisory agreement, the fee was fair and equitable. The Managing General Partners considered the fees paid by the Fund in relation to BlackRock Portfolio's fees and the Fund's Lipper peer group, as well as the Fund's performance. The Managing General Partners concluded that the advisory fees paid by the Fund were fair and equitable. The Managing General Partners determined that the services provided by BCM were adequate.

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(302) 791-1112 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                 ADDITIONAL INFORMATION (CONCLUDED) (UNAUDITED)

TAX INFORMATION

As required by the Internal Revenue Code, 100% of ordinary income dividends paid for the year ended December 31, 2010 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       INFORMATION ON THE MANAGING GENERAL
                        PARTNERS AND OFFICERS OF THE FUND
                                   (UNAUDITED)

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund's Statement of Additional Information includes additional information about the Fund's Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund's partnership agreement provides that each Managing General Partner holds officer until the earliest of (a) the election of his or her successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated as bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN FUND            OTHER
                             POSITION WITH                  PRINCIPAL                    COMPLEX(1)      DIRECTORSHIP(2)
                              THE FUND AND              OCCUPATIONS DURING              OVERSEEN BY         HELD BY
                               LENGTH OF                 PAST 5 YEARS AND                 MANAGING          MANAGING
NAME, ADDRESS, AND AGE        TIME SERVED              CURRENT AFFILIATIONS          GENERAL PARTNERS   GENERAL PARTNER
------------------------   -----------------   -----------------------------------   ----------------   ----------------
INTERESTED MANAGING
GENERAL PARTNERS

Edward J. Roach*           Managing            Certified Public Accountant;                  1                None
103 Bellevue Parkway       General Partner     President and/or Treasurer of
Wilmington, DE 19809       since 2000, Chief   1 other investment company
Age: 86                    Compliance          advised by BCM, 1988-2009.
                           Officer since
                           2004, President
                           since 2002,
                           Treasurer since
                           1981

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN FUND            OTHER
                             POSITION WITH                  PRINCIPAL                    COMPLEX(1)     DIRECTORSHIP(2)
                              THE FUND AND              OCCUPATIONS DURING              OVERSEEN BY         HELD BY
                               LENGTH OF                 PAST 5 YEARS AND                 MANAGING          MANAGING
NAME, ADDRESS, AND AGE        TIME SERVED              CURRENT AFFILIATIONS          GENERAL PARTNERS    GENERAL PARTNER
------------------------   -----------------   -----------------------------------   ----------------   ----------------
DISINTERESTED MANAGING
GENERAL PARTNERS

Gordon L. Keen, Jr.        Managing            Senior Vice President, Law &                   1               None
c/o Edward J. Roach        General Partner     Corporate Department, Airgas,
103 Bellevue Parkway       since 2006          Inc. (Radnor, PA-based distribu-
Wilmington, DE 19809                           tor of industrial, medical and spe-
Age: 66                                        cialty gases, and welding and
                                               safety equipment and supplies)
                                               from January 1992 to January
                                               2006.

Langhorne B. Smith         Managing            Retired. President and Director,               1               None
c/o Edward J. Roach        General Partner     The Sandridge Corporation
103 Bellevue Parkway       since 1997          (private investment company);
Wilmington, DE 19809                           Director, Claneil Enterprises, Inc.
Age: 74                                        (private investment company).

David R. Wilmerding, Jr.   Managing            Retired. Chairman, Wilmerding &                1         Director, Beaver
c/o Edward J. Roach        General Partner     Associates (investment advisers)                         Management
103 Bellevue Parkway       since 1976;         from February 1989 to 2006.                              Corporation
Wilmington, DE 19809       Chairman of the
Age: 75                    Managing General
                           Partners since
                           2006

OFFICERS

Michael P. Malloy          Secretary           Secretary of the Chestnut Street              N/A              N/A
Drinker Biddle & Reath     since 2001          Exchange Fund; Partner in the
One Logan Square                               law firm of Drinker Biddle &
18th and Cherry Streets                        Reath LLP.
Philadelphia, PA 19103
Age: 51

James G. Shaw              Assistant           Vice President since 1995 and                 N/A              N/A
103 Bellevue Parkway       Treasurer Since     Director since 2005; BNY Mellon
Wilmington, DE 19809       2009                Investment Servicing (US) Inc.
Age: 50                                        (formerly PNC Global Investment
                                               Servicing (U.S.), Inc.)

----------
* Mr. Roach is an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940 ("1940 Act"). Mr. Roach is an employee of the Fund.

(1) The Fund Complex includes all registered investment companies that are advised by BlackRock Capital Management, Inc. or one of its affiliates.

(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., "public companies") or other investment companies registered under the 1940 Act.

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

================================================================================

                            MANAGING GENERAL PARTNERS
                               Gordon L. Keen, Jr.
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                               INVESTMENT ADVISERS
                       BlackRock Capital Management, Inc.
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT
                              BNY Mellon Investment
                              Servicing (US) Inc.
                                  P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750

                      (CHESTNUT STREET EXCHANGE FUND LOGO)

                                 Annual Report
                               December 31, 2010

                         Chestnut Street Exchange Fund
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 791-1112
                     Edward J. Roach, President & Treasurer

================================================================================

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

     (f) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of managing general partners has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the "audit committee financial expert" and is "independent" (as each item is defined in Item 3 of Form N-CSR).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,000 for 2009 and $19,900 for 2010.

Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

Tax Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2009 and $0 for 2010.

All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

   (e)(2) No services described in paragraph (b) through (d) were approved by the Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(c) of Regulation S-X.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2010.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of managing general partners.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Chestnut Street Exchange Fund


By (Signature and Title)* /s/ Edward J. Roach
                          ----------------------------------
                          Edward J. Roach, President & Treasurer
                          (Principal Executive Officer & Principal Financial Officer)

Date February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Edward J. Roach
                          ----------------------------------
                          Edward J. Roach, President & Treasurer
                          (Principal Executive Officer & Principal Financial Officer)

Date February 25, 2011

* Print the name and title of each signing officer under his or her signature.